PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"). is made as of August 1, 2008, by **DVL KEARNY HOLDINGS, LLC,** a New Jersey limited liability company, having an address c/o DVL, Inc., 70 East 55th Street, New York, New York 10022 ("Pledgor"), to **CAPMARK BANK**, an industrial bank chartered under the laws of the State of Utah, having an address at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606, Attention: Construction Lending, **URBAN DEVELOPMENT FUND II, LLC**, a Delaware limited liability company having an address c/o Capmark Capital, 1801 California St., Suite 3700, Denver, Colorado 80202, Attention: Patrick Vahey and **PARAMOUNT COMMUNITY DEVELOPMENT FUND, LLC**, a Delaware limited liability company, having an address c/o Capmark Capital Inc., formerly known as GMAC Commercial Holding Capital Corp., 1801 California Street, Suite 3700, Denver, Colorado 80202 (collectively, "Lender").

RECITALS

Pledgor and Lender previously entered into a Construction Loan Agreement dated as of August 14, 2007 (the "Original Construction Loan Agreement") relating to certain loans therein described.

Pledgor and Lender amended the Original Construction Loan Agreement pursuant to a certain Amendment No. 1 to Construction Loan Agreement dated as of June 1, 2008 (the "First Amendment") and a certain Amendment No. 2 to Construction Loan Agreement dated as of August 1, 2008 (the "Second Amendment"); the Original Construction Loan Agreement as amended by the First Amendment and the Second Amendment is herein collectively referred to as the "Loan Agreement".

As a condition precedent to extending the maturity date of the Loan and entering into the Second Amendment, Lender has required that the Pledgor deposit $500,000 into a blocked account to be opened and maintained by Pledgor at Capmark Bank as additional collateral security for the Loan, which shall hereafter be held pursuant to the terms of this Agreement.

Any capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the Loan Agreement.

AGREEMENT

In consideration of the mutual covenants and agreements hereinafter set forth and of the making by the Lender of the Loan, the parties agree as follows:

Section 1. Deposit of $500,000 with Lender. Pledgor hereby delivers to Lender the sum of $500,000 to be deposited into a blocked account (the "Account") to be opened, established and maintained by Pledgor with Capmark Bank.

Section 2. Grant of Security Interest. As security for the timely and full payment in lawful currency of the United States of the principal of and all interest and all other sums now or hereafter due on the Note, and all other amounts now or hereafter due hereunder or under the Mortgage, the Loan Agreement or any of the other Loan Documents, and the satisfaction of all other obligations of the Pledgor hereunder, under the Note, the Mortgage, the Loan Agreement and the other Loan Documents (such principal, interest and other sums, amounts and obligations will be referred to, collectively, as the "Obligations"), the Pledgor hereby pledges, assigns, transfers and delivers to the Lender, and grants to the Lender a continuing security interest in, all of its right, title and interest in and to:

(a) The $500,000 deposited hereunder into the Account, the Account, and all money and other deposits or accounts of Pledgor constituting the Account, all notes, certificates of deposit and other instruments or investments from time to time hereafter issued representing the deposits in the Account or representing any substitution or supplement thereof, all interest, dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing (collectively, the "Cash Collateral"); and

(b) together with the products and proceeds thereof and any and all payments and other distributions with respect thereto, and any and all additions to, and renewals, substitutions, replacements, modifications and extensions of, any and all of the Cash Collateral;

(any and all of the foregoing shall be referred to collectively as the "Collateral").

Notwithstanding the foregoing, prior to the occurrence of an Event of Default, the Lender shall release to the Pledgor each month any interest and/or dividends earned on the Cash Collateral.

The Lender shall have, with respect to all the Collateral, all the rights of a secured party under Article 9 of the Uniform Commercial Code as enacted in the State of New Jersey together with, and not by way of limitation, all of the rights hereinafter set forth. The Lender is hereby authorized and irrevocably appointed as attorney-in-fact by the Pledgor, as provided in Section 9-402(2)(c) of said Code, to execute and file on behalf of the Pledgor any financing statements, and refilings and continuations thereof, as the Lender reasonably may deem necessary or prudent or as may be directed by the Lender and which the Pledgor has failed or refused to execute or file and otherwise to carry out the provisions of this Agreement and to take any action and execute any instrument that the Lender may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, so

long as any of the Obligations remains unpaid. The Lender shall give notice to the Pledgor of the Lender's execution or filing of any such financing statements.

Section 3. **Loan Agreement**. The Collateral constitutes additional collateral security for the Obligations under the Loan Agreement, and all of the respective terms, covenants and conditions with respect thereto set forth in the Loan Agreement are incorporated herein by reference as though fully set forth herein.

Section 4. **Rights and Duties of the Pledgor With Respect to the Collateral**. The Pledgor shall be entitled to the release or withdrawal of the Collateral from the liens and security interests created by this Agreement in its entirety, upon repayment in full of all the Obligations. In such event, the Lender shall execute and deliver to the Pledgor, at the Pledgor's expense, such instruments as the Pledgor reasonably may request to evidence the release or withdrawal of the Collateral from such liens and security interests.

Section 5. **Litigation Respecting Collateral**. In the event that any action, suit or other proceeding at law, in equity, in arbitration or before any other authority involving or affecting the Collateral is contemplated by the Pledgor or is otherwise commenced, the Pledgor shall give the Lender prompt notice thereof.

Section 6. **Degree of Care**. The Lender shall exercise reasonable care in the custody of the Collateral in its actual possession and shall be deemed to have exercised reasonable care if such Collateral is held and disposed of in accordance with the provisions of this Agreement, or is accorded treatment substantially equal to that which the Lender accords its own property or if the Lender takes such action with respect to the Collateral as the Pledgor shall reasonably request in writing, but no failure to comply with any such request, nor any omission to do any such act requested by the Pledgor shall be deemed a failure to exercise reasonable care, nor shall any failure of the Lender to take necessary steps to preserve rights against any parties with respect to any Collateral in its possession be deemed a failure to exercise reasonable care. Without limiting the foregoing, the Lender may commingle the Collateral with its own funds. Except as expressly set forth in this Section, the Lender shall have no liability or responsibility with respect to the care, preservation or maintenance of the Collateral.

Section 7. **Representations and Warranties of the Pledgor**. To induce the Lender to make the Loan, the Pledgor represents and warrants to the Lender as follows:

(a) The Pledgor has full power and authority to execute and deliver this Agreement and to perform all of the Pledgor's obligations hereunder.

(b) The execution and delivery by the Pledgor of this Agreement and the performance by the Pledgor of all of the Pledgor's obligations hereunder (i) will not violate or be in conflict with any applicable law (including, without limitation, any applicable usury or similar law) and (ii) will not violate, be in conflict with, result in a

breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which the Pledgor is a party or by which the Pledgor or any of the Pledgor's properties or assets is or may be bound or subject.

(c) This Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms and provisions.

(d) The Pledgor has heretofore provided to the Lender the financial information required by the Lender pursuant to the other Loan Documents, which are true, complete and correct in all material respects and provide a fair presentation of the business, assets and liabilities of the Pledgor as at the indicated dates. Since the date that the Pledgor furnished the required financial information, there has been no material adverse change in the business, operations, properties, assets or financial condition of the Pledgor.

(e) The Pledgor is the legal and beneficial owner of the Collateral pledged by the Pledgor hereunder and such Collateral is not subject to any security interest, lien, encumbrance or adverse claim of any kind whatsoever, except for the security interest granted hereunder to the Lender, and any assignee of all or a portion of the Collateral is entitled to receive the same without any defense, counterclaim, set-off, right of recoupment or other claim.

(f) No Event of Default has occurred and is continuing, nor has any event occurred which with notice or the passage of time, or both, would constitute such an Event of Default.

The foregoing representations and warranties shall be deemed made on and as of the date of any request by the Pledgor for any release of Cash Collateral.

Section 8. **Events of Default**. The following events shall each be deemed an "Event of Default" hereunder:

(a) any representation or warranty made hereunder or in any other certificate or instrument delivered to the Lender hereunder or in connection herewith shall prove to have been false or incorrect in any material respect when made or deemed remade; or

(b) an "Event of Default" shall have occurred under (and as defined in) the Note, the Mortgage, the Loan Agreement or any other Loan Document; or

(c) the Pledgor fails for ten (10) business days after notice to execute and deliver any instrument reasonably required by the Lender to evidence, perfect or protect its security interest in the Collateral.

Upon the occurrence and during the continuance of any Event of Default, the lender shall be entitled to declare all the Obligations to be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which hereby are expressly waived, anything contained in any of the Loan Documents to the contrary notwithstanding, whereupon all the Obligations shall be due and payable.

Section 9. **Upon Maturity of the Obligations**.

(a) Upon maturity of all the Obligations, whether by acceleration pursuant to Section 8 above or otherwise, unless the Pledgor shall have paid in full all of the Obligations, the Lender may take any or all of the following actions:

(i) prohibit the Pledgor from taking any action otherwise permitted under Section 4 hereof;

(ii) effect one or more withdrawals from the Cash Collateral as may be required to pay wholly or partially any Obligations at any time outstanding and apply the amounts withdrawn on account of the Obligations (whether or not then due), irrespective of the genuineness, validity or enforceability of any documents relating to the Obligations or of the Pledgor's liabilities therefor and irrespective of the existence, validity or value of any other security; and

(iii) in addition to, and not by way of limitation of, any of the rights specified above, exercise any and all rights and remedies afforded to it, as a secured party in possession of collateral or otherwise, under any and all applicable provisions of law.

In addition, the Lender may, at any time and from time to time, take any or all of the actions specified in clauses (i) through (iii) of this Section 9(a) prior to the maturity or acceleration of the Obligations upon the occurrence and during the continuance of an Event of Default.

(b) If the amount of all proceeds received in disposition of the Collateral that shall be applied to payment of the Obligations shall be insufficient to pay all the Obligations in full, the Pledgor hereby acknowledges that it shall remain liable for any deficiency, together with interest thereon and costs of collection thereof (including, without limitation, reasonable counsel fees and legal expenses).

Section 10. **Right of Set-Off**. Upon the happening of an Event of Default and during the continuance thereof, the Lender hereby is authorized, at any time and from time to time, without notice to the Pledgor (any such notice being expressly waived by the Pledgor), to setoff and apply any and all deposits (general or special, time or demand, provisional or final), including the Cash Collateral, at the time owing by the Lender to or for the credit or the account of the Pledgor, against any and all of the Obligations of the Pledgor now or hereafter existing under the Loan Documents, including without

limitation against any and all accrued and unpaid interest under the Note. The Lender shall notify the Pledgor promptly after any such set-off and application; *provided, however*, that the failure to give such notice shall not affect the validity of such set-off and application. All additional Collateral pledged to the Lender or its designee pursuant to this Section shall be documented, delivered and perfected in the manner required by this Agreement and applicable law. The rights of the Lender under this Section are in addition to and without limitation of any other rights and remedies (including, without limitation, other rights of set-off) that the Lender may have.

Section 11. **Power of Attorney**. With respect to the Collateral that the Lender or its designee holds hereunder, the Pledgor hereby irrevocably makes, constitutes and appoints the Lender and each of the Lender's executive officers (Vice President or above), and each of them with full power of substitution, as the Pledgor's true and lawful attorneys-in-fact with full power, from time to time, in the Pledgor's name, place and stead, upon an Event of Default and during the continuance thereof to: (a) take possession of and endorse any one or more checks, drafts, bills of exchange, money orders or any other documents received on account of the Collateral: (b) collect, sue for and give acquittances for suits or proceedings pertaining to or arising out of the foregoing; (c) withdraw any claims, suits or proceedings pertaining to or arising out of the foregoing; (d) execute and record or file on behalf of the Pledgor any evidence of a security interest contemplated by this Agreement or any refiling, continuation or extension thereof; (e) take any other action contemplated by this Agreement or the other Loan Documents; and (f) sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing. This power of attorney is hereby declared to be irrevocable, with full power of substitution and coupled with an interest. This power of attorney shall survive the bankruptcy of the Pledgor and shall extend to and be binding upon the Pledgor's successors or assigns. This power of attorney may be exercised by any one of the above named attorneys-in-fact, or by any substitute designated by any of those attorneys-in-fact. A facsimile signature shall be effective if so affixed. The Lender shall not be liable for any failure to collect or enforce the payment of any of those assets and properties.

Section 12. **Termination of this Agreement**. This Agreement shall terminate upon payment to the Lender in full of all the Obligations, whereupon the Collateral shall be delivered to the Pledgor in accordance with the provisions of Section 4 hereof.

Section 13. **Expenses and Fees**. The Pledgor shall pay, promptly after receipt of any invoice therefor, all reasonable fees, costs and expenses of the Lender and its legal counsel in connection with the preparation, review, execution, delivery, administration, adjudication and enforcement of this Agreement and any subsequent amendments, waivers or releases with respect to any provision thereof, and all filing fees required in connection with the granting to the Lender of the rights (and the continuation thereof) to the Collateral as provided herein, and all such expenses shall be Obligations to the Lender secured by the security interests under this Agreement.

Section 14. **<u>No Liability; Indemnification</u>**.

(a) Neither the Lender nor any of its directors, officers or employees shall be liable or responsible to the Pledgor for any action taken or omitted to be taken by it or any of them hereunder or under any related agreement, instrument or document, except in the case of gross negligence or willful misconduct on the part of the Lender.

(b) The Lender and its designees, and their respective officers, directors, attorneys, agents and employees, shall be indemnified, held harmless and, at the request of the Lender, defended by the Pledgor from and against any and all liabilities which may be imposed upon, incurred by, or asserted against any of them or any of their respective officers, directors, attorneys, agents or employees growing out of or related directly or indirectly to the Collateral, except such as are occasioned by its or their own gross negligence, willful misconduct or acts or omissions that result in a material breach of this Agreement.

Section 15. **<u>No Waiver; Cumulative Remedies; Waiver of Marshalling, Etc</u>**. No failure on the part of the Lender to exercise, and no delay on the part of the Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Pledgor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Collateral and/or the Premises, or any portions thereof, marshalled upon any foreclosure hereof, and further waives and releases all technical procedural errors, defects and imperfections in any proceeding instituted by the Lender hereunder.

Section 16. **<u>Notices</u>**. Any notice, request, demand, statement, authorization, approval, consent or acceptance made hereunder shall be in writing and shall be hand delivered or sent by Federal Express or other reputable national overnight courier service or by postage prepaid, registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable national overnight courier service and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

If to Lender:

Capmark Bank
100 South Wacker Drive
Suite 400
Chicago, Illinois 60606
Attention: Construction Lending

With a copy to:

Paramount Community Development Fund, LLC
c/o Capmark Capital Inc.
1801 California Street, Suite 3700
Denver, Colorado 80202
Attention: Patrick Vahey

With a copy to:

Urban Development Fund II, LLC
c/o Capmark Capital
1801 California St., Suite 3700
Denver, Colorado 80202
Attention: Patrick Vahey

With a copy to:

Capmark Finance Inc.
200 Witmer Road
Horsham, Pennsylvania 19044
Attention: Servicing Accounting - Manager

With a copy to:

Emmet, Marvin & Martin, LLP
120 Broadway
New York, New York 10271
Attention: John P. Uehlinger, Esq.

If to Pledgor:

DVL Kearny Holdings, LLC
c/o DVL Inc.
70 East 55th Street
New York, New York 10022

With a copy to:

Hill Wallack LLP
202 Carniege Center
Princeton, New Jersey 08543
Attention: L. Stephen Pastor, Esq.

Section 17. **Further Assurances**. The Pledgor agrees to do such further acts and things and to execute and deliver such additional assignments, agreements and instruments as the Lender at any time may reasonably request in connection with the administration or enforcement of this Agreement or any other document related to the Collateral or any part thereof, to evidence, confirm, perfect or protect any security interest granted or required to have been granted hereunder, or in order better to assure and confirm unto the Lender its rights, powers and remedies hereunder.

Section 18. **Binding Agreement; Assignment**. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

Section 19. **Modification of this Agreement**. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated, except by an instrument in writing duly signed by or on behalf of the Lender and agreed to by the Pledgor. Any waiver or consent granted hereunder shall be effective only in the specific instance and for the purpose for which given.

Section 20. **Headings**. The section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement.

Section 21. **Severability**. The terms and provisions of this Agreement are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable law by a governmental authority having jurisdiction, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of that term or provision in any other jurisdiction or any of the remaining terms and provisions of this Agreement in any jurisdiction.

Section 22. **Governing Law**. The terms of this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey without giving effect to such State's principles of conflict of laws.

Section 23. **Modification of Loan Documents; No Waiver**. The Pledgor further covenants that this Agreement shall remain and continue in full force and effect as to any modification, extension or renewal of the Note or any instrument executed or delivered in connection therewith. The receipt by the Lender of payments of interest or

principal or any other sums due under the Note or the Mortgage or this Agreement with knowledge on the part of the Lender of the existence of a default hereunder or thereunder shall not be deemed a waiver of such default.

Section 24. **Counterparts**. This Agreement may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto or thereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto or thereto (as the case may be).

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IN WITNESS WHEREOF, Pledgor has duly executed and delivered this Pledge and Security Agreement as of the date and year first above written.

DVL KEARNY HOLDINGS LLC

By: ______________________________

Name: Alan Casnoff
Title: President